INTRUST FUNDS TRUST


                       Supplement dated November 22, 1999
                        to Prospectus dated March 5, 1999

         On November 22, 1999, the Board of Trustees of INTRUST Funds Trust, ("Trust") approved on behalf of the Stock Fund, and recommended for shareholder approval, new sub-advisory arrangements between AMR Investment Services, Inc.("AMR") and INTRUST Bank, N.A., the investment adviser to the Stock Fund (the ("Sub-Advisory Agreement") and between Barrow, Hanley, Mewhinney & Strauss, Inc.("Barrow Hanley") and AMR (the "AMR Agreement"). AMR currently serves as Sub-Adviser for the INTRUST Money Market Fund. AMR will retain Barrow Hanley to manage the Stock Fund's investments. The current sub-adviser for the Stock Fund, Ark Asset Management Company, Inc. resigned as sub-adviser effective December 31, 1999. The change in sub-advisers will not result in any change in advisory fees currently paid by the Stock Fund to INTRUST Bank.

         Shareholders of the Stock Fund as of the record date November 22, 1999 will receive proxy materials covering the proposals for the Sub-Advisory Agreement and AMR Agreement in connection with the Fund's Shareholder Meeting to be held December 28, 1999.

         A description of AMR is contained in the Prospectus. Barrow Hanley is an investment firm whose main office is at 3232 McKinney Avenue, 15th floor, Dallas, TX 75204. Barrow Hanley provides sub-advisory investment services to mutual fund companies such as Vanguard, and as of June 30, 1999 had sub-advisory relationships totalling over $20 billion in assets.